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                                                                EXHIBIT 23.2




                  Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation of our report dated June 1, 1996 on Input Creations, Inc.'s financial statements for the year ended December 31, 1995, included in this Form 8-K/A-1, into CFI ProServices, Inc.'s previously filed Registration Statements File No. 33-70506 and No. 33-89872 on Form S-8.



ARTHUR ANDERSEN LLP
Portland, Oregon,
June 13, 1996